UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 6, 2026
NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Item 2.02 Results of Operations and Financial Condition.
On August 6, 2026, Nelnet, Inc. (the “Company”) issued a press release with respect to its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report.
The above information and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Certain statements contained in the exhibit furnished with this report may be considered forward looking in nature and are subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual results may vary materially from those anticipated, estimated, or expected. Among the key risks and uncertainties that may have a direct bearing on the Company's future operating results, performance, or financial condition expressed or implied by the forward-looking statements are the matters discussed in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated August 6, 2026 - "Nelnet Reports Second Quarter 2026 Results"

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 6, 2026
NELNET, INC.
By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer